Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
May, 1997

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  5.62%
     May, 1997  5.93%
     April, 1997  4.48%
     March, 1997  6.45%



Cash Yield                                              18.37%


Investor Charge Offs                                    4.55%


Base Rate                                               7.90%


Over 35 Day Delinquency                                 4.79%


Seller's Interest                                       11.72%


Total Payment Rate                                      10.71%


Total Principal Balance                                $6,022,683,048.83


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $706,016,382.19